OTHER RECEIVABLES	12 Months Ended
Dec. 31, 2015
OTHER RECEIVABLES [Abstract]
OTHER RECEIVABLES

16.	OTHER RECEIVABLES

(in thousands of $)	2015	2014
Claims in respect of cancelled newbuilding contracts;
- hull J0106	—	1,480
- hull D2171	—	8,962
- hull D2174	—	5,840
Claims receivables	12,697	1,282
Agent receivables	3,488	1,552
Other receivables	12,936	429
	29,121	19,545

Claims receivable are primarily attributable to insurance claims and have increased as a result of the Merger.

Other receivables have increased as a result of the Merger and are presented net of allowances for doubtful accounts amounting to $0.2 million and nil as of December 31, 2015 and 2014, respectively.

In May 2014, Frontline 2012 cancelled the newbuilding contracts for hull D2171 at STX Dalian and a demand was made on the refund guarantee bank in respect of installments paid and accrued interest. In October 2015, $11.9 million was received and a gain of $2.8 million was recorded.

In January 2015, Frontline 2012 recorded a gain of $1.7 million following the receipt of $7.6 million in connection with the cancellation of hull D2174. The contract was cancelled in December 2014 and a demand made on the refund guarantee bank.

In June 2015, Frontline 2012 recorded a gain of $23.1 million following the receipt of $24.7 million in connection with the cancellation of hull J0106. The contract was cancelled in October 2013 and a demand made on the refund guarantee bank. The case went to arbitration, all appeals were rejected by the tribunal.